Supplement dated December 8, 1999 to
                        Founders Funds, Inc. Prospectus
                               dated May 1, 1999
            (as previously supplemented through September 20, 1999)


Effective December 8, 1999, Curtis J. Anderson has been appointed portfolio manager of Founders Balanced Fund. Accordingly, the description of Founders' investment management team in the section of the Prospectus titled "How the Funds Are Managed - Founders' Investment Management Team" is amended as follows:

The following  paragraph is added following the paragraph  concerning  Robert T.
Ammann:

Curtis J. Anderson, Vice President of Investments. Mr. Anderson is a Chartered Financial Analyst who has been portfolio manager of Founders Balanced Fund since December 1999. Before joining Founders, Mr. Anderson was a senior vice president, director of research, and a portfolio manager with First Security Investment Management, Salt Lake City, Utah. Mr. Anderson holds a bachelor's degree in finance and an MBA from the University of Utah.

The paragraph concerning Brian F. Kelly in this section of the Prospectus is deleted, since Mr. Kelly is no longer associated with Founders.

                             FOUNDERS FUNDS INC.
                       SUPPLEMENT DATED DECEMBER 8, 1999
                     TO STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 1999
              (as previously supplemented through August 16, 1999)

The section of the Funds' Statement of Additional Information entitled "Investment Adviser, Distributor and Other Service Providers -- Investment Adviser" is hereby amended on page 39 to replace the third paragraph on that page with the following:

Founders and its predecessor companies have been providing investment management services since 1938. In addition to serving as adviser to the Funds, Founders serves as investment adviser or sub-adviser to various other mutual funds and private accounts. The officers of Founders include Christopher M. Condron, Chairman, Richard W. Sabo, President and Chief Executive Officer; Robert T. Ammann, Vice President; Curtis J. Anderson, Vice President, Thomas M. Arrington, Vice President; Marissa A. Banuelos, Vice President; Angelo Barr, Senior Vice President and National Sales Manager; Scott A. Chapman, Vice President; Kenneth
R. Christoffersen, Senior Vice President, General Counsel and Secretary; Gregory
P. Contillo, Executive Vice President and Chief Marketing Officer; Francis P. Gaffney, Senior Vice President; Laurine Garrity, Senior Vice President; Paul A. LaRocco, Vice President; Douglas A. Loeffler, Vice President; Andra C. Ozols, Vice President, David L. Ray, Senior Vice President and Treasurer; Linda M. Ripley, Vice President; and Tracy P. Stouffer, Vice President.